Exhibit 99.1

OpenWorld Provides Preliminary Third Quarter 2026 Estimated Financial Results and Announces Appointment of Gerard Hernandez as Chief Financial Officer

Expected Q3 2026 Revenue of $6.9 Million to $7.2 Million; Gross Margin of 80% to 82%, Net Loss of Approximately $10.0 Million, Inclusive of Non-recurring Stock-Based Compensation and Merger-Related Transaction Fees, and Adjusted EBITDA of $1.7 Million to $2.0 Million

LAKE MARY, Fla., October 26,2026 — OpenWorld, Inc. (NASDAQ: OPNW) (“OpenWorld” or the “Company”) today provided preliminary, unaudited estimated financial results for the third quarter ended September 30, 2026. The third-quarter operating results will reflect OpenWorld's historical operations, rather than those of VerifyMe, Inc. (the “predecessor company”), following the completion of the reverse takeover transaction on September 30, 2026 (the “RTO”). The September 30, 2026, consolidated balance sheet will reflect the combined entities.

Preliminary Third Quarter 2026 Highlights

Based on currently available information, the Company expects to report the following financial results for the third quarter ended September 30, 2026:

Metric	Estimated Range
Revenue	$6.9 million – $7.2 million
Gross Margin	80% – 82%
Net Loss (GAAP) Including Nonrecurring Stock-Based Compensation and Merger-Related Transaction Fees	Approximately $(10.0) million
Adjusted EBITDA (non-GAAP)*	$1.7 million – $2.0 million

* Adjusted EBITDA is a non-GAAP financial measure that excludes interest, income taxes, depreciation and amortization, certain nonrecurring stock-based compensation expenses and merger-related transaction fees. See "Use of Non-GAAP Financial Measures" and Appendix A for additional information and a reconciliation to GAAP net loss.

•	Revenue: Revenue is expected to be between $6.9 million and $7.2 million, reflecting the Company’s results, reported primarily as OpenWorld.

•	Gross margin: Gross margin is expected to be between 80% and 82%, underscoring the Company’s belief in the scalability of its business model.

•	Net loss: Approximately $10.0 million, inclusive of approximately $11.9 million in non-recurring stock-based compensation expense and merger-related transaction fees.

•	Adjusted EBITDA: Adjusted EBITDA* is expected to be between $1.7 million and $2.0 million, reflecting adjustments for certain non-recurring stock-based compensation expenses and merger-related transaction fees.

“Even as we are in the early stages of scaling operations, our estimated third-quarter financial results demonstrate the strength of OpenWorld’s business model as we move forward as a public company,” said Matthew Shaw, Chairman and CEO of OpenWorld. “Our initial revenue performance, high-margin profile and positive Adjusted EBITDA* provide an excellent indication of the early progress we are making, and we believe we are well positioned to build on this momentum. Considering that our revenue from real-world assets (“RWA(s)”) has ramped to this level within just three quarters from zero at the start of the year, we are confident that the Company has the right strategies to benefit from our expectation of consistent significant growth and adoption of RWAs globally.”

Appointment of Gerard Hernandez as Chief Financial Officer

OpenWorld today also announced that Gerard Hernandez has been appointed Chief Financial Officer, effective October 23, 2026. In this role, Mr. Hernandez will oversee the Company’s finance, accounting, reporting, and investor relations functions as the Company’s operations transition to primarily focus on OpenWorld.

Mr. Hernandez co-founded OpenWorld and has brought more than 15 years of financial leadership experience across technology, blockchain, and healthcare. He played a key role in the Company's transition to the Nasdaq public markets and most recently served as its Chief Accounting Officer. His extensive Web3 experience includes serving as a Special Council Member of the APE Foundation, the legal and administrative steward of ApeCoin DAO, one of the most prominent decentralized autonomous organizations in the Web3 ecosystem, and as Chief Financial Officer of ThriveCoin, a blockchain rewards and treasury allocation platform. Mr. Hernandez has also held CFO and senior finance leadership roles across large, multi-entity healthcare organizations. He holds CPA designations in both the United States and Canada.

“Gerard brings the financial discipline, public-company perspective and industry expertise we need at this stage of OpenWorld’s growth,” said Matthew Shaw. “We are confident he will play a key role as we continue to execute on our strategy and create value for our shareholders.”

“I am excited to step into the CFO role at such an important time for OpenWorld,” said Mr. Hernandez. “I look forward to working with the team to strengthen our financial foundation and to help the capital markets fully understand and value OpenWorld’s investment thesis.”

Preliminary Results

The financial information in this press release is preliminary, unaudited, and based on management’s estimates as of the date of this release and does not represent a complete presentation of the Company’s third quarter financial results or financial condition. The Company’s financial closing procedures for the quarter end September 30, 2026 are not yet complete, and actual results may differ materially from these estimates. The Company's independent registered public accounting firm has not audited, reviewed or performed any procedures with respect to these preliminary financial results and, accordingly, does not express an opinion or any other form of assurance about them. The Company expects to report its third quarter 2026 results and host a conference call and webcast on November 12, 2026.

Use of Non-GAAP Financial Measures

This press release includes Adjusted EBITDA, a non-GAAP financial measure. The Company defines Adjusted EBITDA as net income (loss) before interest, taxes, depreciation and amortization, further adjusted to exclude certain nonrecurring stock-based compensation expenses and merger-related transaction fees. Management believes Adjusted EBITDA provides useful supplemental information about the Company’s operating performance. Adjusted EBITDA should not be considered in isolation or as a substitute for measures prepared in accordance with U.S. GAAP. A reconciliation of preliminary GAAP net loss to Adjusted EBITDA is included in Appendix A to this press release.

About OpenWorld

OpenWorld, Inc. (NASDAQ: OPNW) is a digital assets and blockchain technology company. Through its OpenWorld Enterprise platform, the Company provides financial structuring and blockchain infrastructure for the issuance and distribution of tokenized real-world assets to institutional and retail investors. To learn more, visit openworld.dev.

Forward-Looking Statements

This press release includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act of 1934, as amended. These forward-looking statements generally can be identified by the use of words such as “anticipate,” “believes,” “continue,” “expect,” “estimate,” “could,” “may,” “will,” “should,” “focus,” and other words of similar meaning. Examples of forward-looking statements include, among others, statements regarding OpenWorld’s preliminary financial estimates for the third quarter of 2026, the anticipated benefits of the RTO, OpenWorld’s leadership transition, the growth and adoption of RWA utilization and the Company’s future business, operating and financial performance. Each forward-looking statement contained in this press release is subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statement. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on OpenWorld’s current beliefs, expectations and assumptions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside OpenWorld’s control. Actual results and outcomes may differ materially from those indicated in the forward-looking statements. Therefore, you should not place undue reliance on any of these forward-looking statements. Important factors that could cause actual results and outcomes to differ materially from those indicated in the forward-looking statements include, among others, the completion of the Company’s quarter-end closing procedures, the integration of the businesses following the RTO, market conditions and other risks and uncertainties described in OpenWorld’s Annual Report and Quarterly Reports filed with the SEC, including under the heading titled “Risk Factors.”

OpenWorld cautions investors not to place undue reliance on the forward-looking statements contained in this press release. You are encouraged to read OpenWorld’s filings with the SEC, available at www.sec.gov, for a discussion of these and other risks and uncertainties. The forward-looking statements speak only as of the date of this press release, and OpenWorld undertakes no obligation to update or revise any of these statements except as required by applicable law. OpenWorld’s business is subject to substantial risks and uncertainties, including those referenced above. Investors, potential investors, and others should consider these risks and uncertainties. OpenWorld does not give any assurance that the Company will achieve its expectations and objectives, financial or otherwise.

Contacts

Investors: OpenWorldIR@allianceadvisors.com

Media: Aayushi@allianceadvisors.com

Appendix A: Reconciliation of Preliminary Net Loss to Adjusted EBITDA (Unaudited)^

Adjusted EBITDA

(in millions of U.S. dollars)	For the three months ended September 30, 2026
GAAP net loss	Approx. $(10.0)
Interest expense, net	$0.1
Income tax expense	$0.0
Depreciation and amortization	$0.0
Nonrecurring stock-based compensation	$5.9
Merger-related transaction fees (a)	$6.0
Adjusted EBITDA (non-GAAP)	$1.7 - $2.0

(a) Merger-related transaction fees consist primarily of non-recurring advisory fees incurred in connection with the Company's reverse merger transaction with VerifyMe, Inc., which closed on September 30, 2026.

^ See "Preliminary Results” above for additional information on the financial information presented in this release and Appendix A.